Forward-Looking Statements

Diffusion Pharmaceuticals Inc.

This presentation contains forward-looking statements within the meaning of U.S. securities laws that are intended to be covered by the safe harbors created by those laws. These statements include, but may not be limited to, our operating and growth strategy, including our product development plans and capital requirements. Such statements may be identified by the use of forward-looking terminology, such as "may," "will," "could," "should," "believe," "expect," "future," "potential," "anticipate," "intend," "plan," "estimate," or the negative or other variations of these words or comparable terminology. The outcome of the events described in these forward-looking statements is subject to significant risks, including those disclosed in our periodic reports filed with the Securities and Exchange Commission. Actual results could differ materially from the forward-looking statements made in this presentation. Although we believe that the assumptions underlying the forward-looking statements are reasonable, any assumptions could be inaccurate, and therefore, there can be no assurance that the forward-looking statements included in the this presentation, will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the objectives and plans of the Company will be achieved. Further, the statements contained herein speak only as of the date hereof and we undertake no obligation to revise such forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

DiffusiO_2n Pharmaceuticals Inc.

Better Treatments for Cancer

David Kalergis, CEO
dkalergis@diffusionpharma.com

May 19, 2017
www.diffusionpharma.com

Combating Cellular Oxygen Deprivation to Treat Unmet Medical Needs

Diffusio$_2$n Pharmaceuticals Inc.

- First-in-class small molecules that safely re-oxygenate oxygen deprived (hypoxic) tissue by a novel mechanism; acts alone or with other treatments
- Multiple opportunities in unmet medical needs across $ billion markets
- Initial oncology focus uses lead molecule TSC to enhance the efficacy of radiation and chemotherapy:
  - Glioblastoma brain cancer; Phase 2 successfully completed, with 380% 2-year survival improvement in inoperable patients; Granted Orphan Drug Designation
  - Metastatic brain cancer; Granted Orphan Drug Designation
  - Metastatic pancreatic cancer; Phase 2 program design guided by FDA and world experts
- Other Phase 2-ready hypoxia-related follow-on indications, supported by compelling clinical and preclinical data:
  - Stroke, in cooperation with UCLA
  - Peripheral arterial disease; Phase 2 study successfully completed
  - Myocardial infarction and emergency medicine
  - Respiratory diseases, including COPD
  - Neurodegenerative diseases
- IP patent portfolio protection through 2031 (including expected extensions)
- Experienced management, directors, advisors and key investors

Management & Board of Directors

Diffusion Pharmaceuticals Inc.

Executive Management

David Kalergis, JD/MBA -- CEO, Chair & Co-Founder
Life sciences serial entrepreneur, former Principal and General Counsel PRA International

John L. Gainer, PhD -- CSO & Co-Founder
Professor Emeritus University of Virginia, Chemical Engineering, Inventor of our TSC Technology

David Jones, MD -- CMO
Director of Thoracic Oncology Program at Memorial Sloan Kettering Cancer Center, Principal Investigator in 17 oncology clinical trials

Thomas Byrne, MS, JD -- General Counsel
Genentech, Amgen, Yale University, UVA

Ben Shealy, CFA, MBA -- SVP Finance
John Hancock buy side, DLJ sell side, VP M&A Corporate Software Rebar

Board of Directors/Key Shareholders

David Kalergis, JD/MBA -- CEO, Chair & Co-Founder

Isaac Blech -- Director/Vice Chair/Key Shareholder
World Class Biotechnology Entrepreneur; founded leading companies Celgene, ICOS, Pathogenesis, Genetic Systems.

John L. Gainer, PhD -- CSO & Co-Founder

Alan Levin -- Director
Pharma Financial Executive, Former EVP & CFO of Endo Health Solutions, Former SVP & CFO of Pfizer

Robert Adams, JD -- Director
Former partner at Nixon & Vanderhye, Specialty US Patent and International Patent Licensing

Mark T. Giles, JD -- Director
Sole managing member of private investment company, Former chair & CEO of Virginia National Bank

---

Frank Yu -- Shareholder
Founder and CEO, Ally Bridge Group, a leading China-global cross-border healthcare-focused investment group.

World Class Advisors

Diffusion Pharmaceuticals Inc.

Diffusion Pharmaceuticals' Scientific Advisors

Guy M. Chisolm, PhD, SAB Chair
Professor, (ret.) Department of Cellular and Molecular Medicine; Vice Chair of Lerner Research Institute at Cleveland Clinic

Gene H. Barnett, MD., MBA, FACS
Director, Rose Ella Burkhardt Brain Tumor and Neuro-Oncology Center, Cleveland Clinic Neurological Institute

William R. Hiatt, MD
Professor for cardiovascular research at the University of Colorado School of Medicine, Division of Cardiology with a clinical and research focus in vascular medicine

Karen C. Johnston, MD, MSc
Harrison Distinguished Professor, Chair of Neurology at University of Va. Leads Phase III Shine ischemic stroke trial

Jeffrey L. Saver, MD, FAHA, FAAN, FANA
Director of the UCLA Stroke Unit, and Professor and SA Vice-Chair of Neurology at the David Geffen School of Medicine

Kathleen A. Welsh-Bohmer, Ph.D., ABPP-CN
Director of the Joseph and Kathleen Bryan Alzheimer's Disease Research Center (Bryan ADRC) at Duke Medical Center

DiffusiO_2n
Pharmaceuticals Inc.

Target Markets

Hypoxia-related conditions, with an initial focus on oncology

Hypoxia: Cellular Oxygen Deprivation

Diffusio₂n Pharmaceuticals Inc.

- Insufficient oxygen supply ("hypoxia") to the body or a region of the body causes major clinical problems in many life-threatening diseases
- Hypoxia is an especially critical obstacle in the treatment of cardiovascular and respiratory diseases, as well as in cancer
- A successful new approach to treating hypoxia would open numerous unmet medical needs in $ billion markets



Stroke
Brain Cancer
Neurodegenerative
Myocardial Infarction
Respiratory Disease
Pancreatic Cancer
Peripheral Artery Disease & Critical Limb Ischemia

Hypoxia in Cancer

Diffusion Pharmaceuticals Inc.

- A common feature of many solid cancers
- Caused by tumors outgrowing their blood supply
- Through HIF1α up-regulation, hypoxia is associated with many negative effects that lead to aggressive tumor phenotypes
  - Increased angiogenesis
  - Increased metastatic potential
  - Increased resistance to treatment
    - Cytotoxic therapy
    - Radiation therapy
- TSC re-oxygenates hypoxic tissue systemically, including cancerous tissue

Target Markets: Size and Scope

Diffusio$_2$n
Pharmaceuticals Inc.

Cancers with hypoxia-related treatment-resistance:

Glioblastoma Multiforme

Worldwide Market $1B +
12,000 Patients in the USA
28,000 Patients worldwide

Pancreatic Cancer

Worldwide Market $3B +
49,000 Patients in the USA
100,000 Patients worldwide

Metastatic Brain Cancer

Worldwide Market $5B +
170,000 Patients in the USA
375,000 Patients worldwide

Other hypoxic cancers include breast, lung and ovarian

Source of demographic/market data: Cowen & Co., Therapeutics Categories Outlook

DiffusiO_2n
Pharmaceuticals Inc.

TSC Technology, Pipeline & Mechanism

TSC: First-in-Class New Chemical Entity Targeting Hypoxia

Diffusio$_2$n
Pharmaceuticals Inc.

The Problem: Hypoxia is an underlying cause of fatality or morbidity in numerous unmet medical needs

The Solution: *Oxygen diffusion enhancing compounds* that selectively regulates oxygen's pathway through the body by a novel MOA

Optimized lead compound: Trans Sodium Crocetinate (TSC)

- Synthetic small molecule designed to enhance the diffusion of oxygen selectively into hypoxic tissue

TSC is one of a new class of compounds called Bipolar Trans Carotenoid Salts. TSC is the most advanced of these compounds, having been studied in 3 completed clinical trials with 2 more clinical trials planned.





NaO
CH3
CH3
CH3
CH3
ONa

Brief History of TSC

Diffusion Pharmaceuticals Inc.

New Chemical Entity with Novel Mechanism of Action that Enhances Oxygen Diffusion to Hypoxic Regions in Many Disease Settings

- ✓ TSC developed at University of Virginia (USA) by Professor John Gainer, Diffusion Pharma's Co-Founder
- ✓ Initially developed under a grant from US Office of Naval Research as an emergency treatment for battlefield casualties suffering life-threatening hypoxia from blood-loss
- ✓ Transitioned to oncology clinical trials as a first focus, based on promising pre-clinical and human safety and efficacy data

TSC's Mechanism of Action

Diffusion Pharmaceuticals Inc.

- First modern drug compound designed to harness the "**cosmotropic**" **effect** to impart systemic therapeutic benefit
  - When added to an aqueous solution such as blood plasma, cause the aqueous molecules to form more hydrogen bonds with each other

- Additional hydrogen bonds change arrangement of molecular structure of the aqueous portion of blood plasma
  - Oxygen can more easily diffuse into hypoxic tissue due to more open structural arrangement

Denser molecular structure → (additional hydrogen bonds) → more open molecular structure



Blood Plasma

+

TSC

→

Denser molecular structure of aqueous blood plasma impedes O_2 diffusion; more open structure enhances it



Mechanism of Action Validated

Diffusio$_2$n
Pharmaceuticals Inc.

- Computer simulation studies demonstrate enhanced diffusion of oxygen
- In vitro studies demonstrate enhanced hydrogen bonding
- Direct oxygen measurement in tissue with PET, LICOX, TCOM
- Hypoxia-related animal models demonstrate improvements in key parameters
- Phase 2 proof of concept trials in PAD and oncology demonstrate favorable safety profile, clinical efficacy, and optimal dosing regimens
- Phase 3 ready

TSC Reduces Brain Tumor Hypoxia

Allows better results with radiation and chemotherapy

Diffusio$_2$n Pharmaceuticals Inc.


Hypoxia Levels
Very High
High
Moderate
Low
Normal
Normal

Without TSC

Same tumor 45 minutes after TSC

PET scan showing hypoxia levels in rat brain tumor, before and after TSC.

TSC with Radiation Therapy Triples Survival in Animal Models

Diffusion Pharmaceuticals Inc.

- Rat glioblastoma cells implanted in rat brains
- On day 10, rat brains received radiation therapy
- TSC increased survival from 28% to 73%
- Tumor remission seen in TSC survivors


Proportion Surviving
Days
0
10
20
30
40
50
60
RT & TSC
RT alone
Control

Sheehan J, et al. Trans sodium crocetinate sensitizes glioblastoma multiforme tumors to radiation. *J Neurosurg* 108:972-978, 2008.
See also, **Sheehan J, et al**, TSC with Radiation and Temozolomide; *J Neurosurg 113:234-239, 2010.*

TSC Enhances Temozolomide

Diffusion Pharmaceuticals Inc.



Temozolomide (7 mg/kg) Chemotherapy of DMBA Tumors with and without TSC
% Change in Median Tumor Volume
200
150
100
50
0
-50
-100
0
2
7
14
Day
Control
High Dose TSC

- In animal models, TSC significantly enhances the effectiveness of chemotherapy with temozolomide, even in the absence of concurrent radiation.
- Supports dosing TSC concurrent with the six-month long "Temo only" phase of first line GBM treatment.
- Provides opportunity for a possible better Phase 3 trial result.

DiffusiO_2n
Pharmaceuticals Inc.

Oncology Clinical Programs

First Targeting Treatment Resistance in Solid Cancers Using TSC

Glioblastoma Multiforme

Metastatic Brain Cancer

Pancreatic Cancer

TSC in Clinical Trials

Diffusion
Pharmaceuticals Inc.

About TSC

- Administered via bolus IV
- Tested in 148 human subjects in Phase 1 & 2 trials
- No dose-limiting side effects or serious adverse events reported
- CMC: Phase 3 scale-up in process
- FDA: Two open INDs (Cardio-Renal and Oncology)
- FDA Orphan Drug Designation granted in multiple indications

TSC Advantages

- Cosmotropic: Imparts greater molecular order to blood plasma
- Facilitates diffusion of oxygen into hypoxic tissue
- Mechanism does not require blood brain barrier penetration
- Does not hyper-oxygenate normal tissue
- Safely treats hypoxia-related conditions such as stroke and respiratory
- Increases tumor-killing power of radiation and chemotherapy

Glioblastoma Market Overview

Diffusion Pharmaceuticals Inc.

- Life-threatening cancer of glial cells in the brain with an average life expectancy post-diagnosis < 2 years
- Standard of care is radiation and chemotherapy (temozolomide)
- One of the most hypoxic cancers, causing significant resistance to both radiation and chemotherapy
- Phase 1/2 clinical trial with TSC plus radiation and chemo showed safety and increase in overall survival


~28,000 Patients Worldwide
~12,000 Patients in the U.S.
Estimated Worldwide Market Size: $1B+

Source of demographic/market data: Cowen & Co., Therapeutics Categories Outlook

Glioblastoma Phase 2 Clinical Trial Successfully Completed

Diffusion Pharmaceuticals Inc.

Design	Results
▪ 59 newly diagnosed GBM patients enrolled at 18 cancer centers ▪ Open label, historical control study ▪ TSC dosed 3X/week for 6 weeks concurrent with standard radiation and chemotherapy ▪ Patients stratified for analysis: – Surgery for tumor removal – No surgery (inoperable/biopsy only) ▪ Primary endpoint: survival at 2 years ▪ Other endpoints: tumor status, performance, quality of life (Q of L)	▪ ***Results reported in the Journal of Neurosurgery*** ▪ ***Clean safety profile, no serious adverse events attributed to TSC; no negative effects on Q of L*** ▪ ***Tumor regression in many patients;11 target tumors reported "undetectable"*** ▪ ***Overall survival increased by 37% at 2 years*** ▪ ***Survival of "inoperable" patients increased by 380% at 2 years***

Inoperable Strategy

Diffusion Pharmaceuticals Inc.

- Focus resources on a Phase 3 trial requiring the fewest patients with highest chance of success
- 380% survival increase in inoperable patients at 2 years is a strong signal, increasing chance of reproducibility
- With inoperables identified as a highly-responsive subset in Phase 2, we will concentrate on that subset in Phase 3
- Inoperable patients are currently excluded from major clinical trials, highlighting the unmet need and making that patient population available for the TSC Phase 3 trial

FDA Interaction and Guidance

Diffusion
Pharmaceuticals Inc.

- GBM End-of-Phase 2 meeting held at FDA headquarters
- Single Phase 3 Study could serve as the basis for approval
- Extensive Phase 3 trial design guidance received:
  - Phase 3 study of TSC as first line treatment with radiation/chemo in newly diagnosed primary brain cancer patients
  - Randomized, controlled, multi-center pivotal study
  - Primary clinical endpoint is survival based on time-to-event
  - Significant flexibility to increase TSC dosing exposure based on Phase 2 study results and supporting animal toxicology
- Phase 3 focused on inoperable patient population
- Enrollment targeted to begin in 2017

Phase 3 GBM Pivotal Trial Design
("Inoperable" Strategy)

Diffusion Pharmaceuticals Inc.


GBM Diagnosis
Determination of inoperability
6 weeks radiation & chemo
4 weeks rest
24 weeks chemo only
TSC injected immediately prior to radiation
TSC injected immediately prior to chemotherapy
Administration of TSC counters treatment- resistance without side effects or interference with standard of care

DESIGN

- Randomized, placebo-controlled
- Primary endpoint is overall survival; secondary endpoints are tumor status, performance, Q of L
- 230 newly diagnosed inoperable GBM patients (about 115 TSC treated/115 control) at up to 100 sites in US, EU and Asia
- TSC dosing treatment period covers 36 doses spaced over entire period of "initial treatment"
- Dosing plan: TSC dosed 3X/week for first 6 weeks concurrent with standard radiation and chemotherapy; 1 month patient rest; 3X/week for the first week of the following 6 months

Metastatic Brain Cancer

Diffusion Pharmaceuticals Inc.

- Life-threatening cancer that has metastasized to the brain
- Average life expectancy post-diagnosis of < 1 year
- Standard of care is radiation only
- One of the most hypoxic cancers, causing significant resistance to radiation treatment
- No approved drug for metastatic brain cancer
- TSC granted FDA Orphan Designation


~375,000 Patients Worldwide
~170,000 Patients in the U.S.
Estimated Worldwide Market Size: $5.0B

Source of demographic/market data: Cowen & Co., Therapeutics Categories Outlook

Animal Model of Brain Metastases Shows Significant Efficacy

Diffusion Pharmaceuticals Inc.

	At 30 Days	At 45 Days	At 60 Days
No Treatment (% Surviving)	0%	0%	0%
Radiation Only (% Surviving)	65%	40%	25%*
Radiation + TSC (% Surviving)	80%	70%	70%**

J Neurosurg 108:972-978, 2008.

- Cancer cells implanted in rat brains simulate metastases.
- All untreated animals dead within 30 days. (0% survival.)
- *Radiation-only treatment group had 25% survival at 60 days. MRI shows substantial tumor remaining.
- **Radiation plus TSC treatment group had 70% survival at 60 days. Complete tumor remission in TSC survivors, based on MRI.

Pancreatic Cancer Market Overview

Diffusion₂n Pharmaceuticals Inc.

- Life-threatening cancer of the pancreas with an average life expectancy post-diagnosis < 1 year
- Emerging standard of care is radiation and chemotherapy
- One of the most hypoxic cancers, causing significant resistance to both radiation and chemotherapy
- TSC shown pre-clinically to be a powerful potentiator of current SOC first line pancreatic cancer treatment regimen (gemcitabine plus nab-paclitaxel)


~100,000 Patients Worldwide
~49,000 Patients in the U.S.
Estimated Worldwide Market Size: $3.0B

Source of demographic/market data: Cowen & Co., Therapeutics Categories Outlook, Feb 2015

TSC Enhances Gemcitabine and Paclitaxel

Diffusio$_2$n Pharmaceuticals Inc.



Change in DMBA Tumors 2 Days After TSC and Gemcitabine (7.5 mg/kg IV)
% Change in Tumor Size
50
40
30
20
10
0
-10
-20
0
2
Days After Injection
Gem. Control
TSC with Gem.
TSC 1 hr before Gem.
TSC 2 hrs before Gem.



TSC and 5 mg/kg Paclitaxel with DMBA Tumor
% Tumor Growth
300
250
200
150
100
50
0
0
4
0
14
17
Days
Paclitaxel Control
TSC + Paclitaxel

- In various animal models, TSC significantly enhances the standard-of-care chemotherapies used in the treatment of pancreatic cancer (gemcitabine and paclitaxel.)
- For gemcitabine, administration of TSC at 2 hours prior to chemo causes significant tumor volume reduction
- For paclitaxel, administration of TSC significantly slowed tumor growth.
- Note: Both gemcitabine and paclitaxel were developed and FDA-approved under programs led by members of the Diffusion Scientific Advisory Board.

Diffusion Pharmaceuticals Inc.

Other Indications

TSC: Potential Broad Applications Beyond Cancer

Diffusion Pharmaceuticals Inc.

Pre-clinical data supports TSC as a treatment for other hypoxia-driven conditions such as:

- Stroke and myocardial infarction
- Peripheral artery disease (PAD)
- Neurodegenerative diseases (such as Alzheimer's or Parkinson's) involving death of neurons
- Respiratory diseases, including COPD
- Emergency medicine, including hemorrhagic shock
- And others

Having a proven safety from our oncology clinical trials we can begin additional studies in Phase 2 for the above indications.

Stroke

Diffusion Pharmaceuticals Inc.

- Stroke is restricted blood flow to the brain, caused by a clot (ischemic) or a bleed (hemorrhagic).
- The resulting hypoxia drives the destruction of neurons, leading to impairment and death.
- tPA can only be use in ischemic stroke; can be fatal in hemorrhagic, delaying treatment time.
- TSC shows safety and efficacy in both ischemic and hemorrhagic stroke.
- Stroke clinical trial design being advised in co-operation with leading clinicians.

$34 Billion in US costs each year.

795,00 new patients in the U.S .each year



Estimated Worldwide Market Size: $10.0B and Growing

Source of demographic/market data: Cowen & Co., Therapeutics Categories Outlook

TSC Shows Safety and Efficacy in Ischemic Stroke

Diffusion Pharmaceuticals Inc.



Ischemic Stroke: Rabbits
Mg of clots needed for 50% of rabbits to show some deficit
0
1
2
3
4
SS
SS
1
3
Time of drug dosing, hours after clot injection
Control
TSC alone
tPA alone
TSC and tPA

SS = statistical significance

Lapchak; *Brain Research; Vol. 1309;pp 136-145; 2010*

TSC Shows Safety and Efficacy in Hemorrhagic Stroke

Diffusion Pharmaceuticals Inc.



Perihematomal Neuronal Cell Death in Rat Hemorrhagic Stroke Model
FluoroJade Positive Cells
12000
10000
8000
6000
4000
2000
0
*SS
Control
TSC

SS = statistical significance

Diffusion Pharmaceuticals Inc.

Business Overview

Intellectual Property

Diffusio$_2$n Pharmaceuticals Inc.

- Issued and pending patents cover:
  - Composition of matter of drug product
  - Use of TSC for the treatment of cancer in combination with radiation and/or chemotherapy
  - Treatment of hypoxic conditions including stroke, heart attack, respiratory conditions and neurodegenerative diseases
- 14 patents issued in US & 46 issued abroad, including Asia
- Patents cover the major markets with key patent life until 2026, plus expected extensions until 2031
- Orphan Drug Designations seven-year exclusivity periods provide additional protection in the US
- Formulation patent provides protection for the TSC oral drug product until 2031, with possible extensions

Upcoming Key Milestones

Diffusion Pharmaceuticals Inc.

230 Patient Glioblastoma Multiforme (GBM) Phase 3
2017 – Study Start-up and Begin Treating Patients
2018-2019 – Complete Enrollment
2019 – Interim Data Readout (Potential)
2020 – Complete Study Conduct
Data collection, analysis and regulatory interaction will then occur over the following 12 to 18 months.

Possible Partnering – 2017
Stroke Indication

Financial Overview

Diffusion Pharmaceuticals Inc.

- Total capital invested to date: $88 million
- Current cash on hand: $20 million
- Became a public entity effective 1/8/2016 through a merger with RestorGenex Corp
- Trades as Diffusion Pharmaceuticals Inc. (Ticker: NASDAQ DFFN)
- Financials – See Diffusion 10-K Annual 2016 on the Company's website at www.diffusionpharma.com

Building Value & Monetizing the Asset

Diffusion Pharmaceuticals Inc.



Capital Markets
Pharma Partnering
Non-dilutive funding
Merger & Acquisition

Capital Markets:
Institutional PIPE / Secondary Offering

Pharma Partners:
Possible Partnering of Earlier Assets / Upfront Capital

Non-Dilutive Funding:
Ability to leverage Grants / Foundations

Merger & Acquisition:
Strategic Sale / Product Sales

Combating Cellular Oxygen Deprivation to Treat Unmet Medical Needs

Diffusio$_2$n Pharmaceuticals Inc.

- First-in-class small molecules that safely re-oxygenate oxygen deprived (hypoxic) tissue by a novel mechanism; acts alone or with other treatments
- Multiple opportunities in unmet medical needs across $ billion markets
- Initial oncology focus uses lead molecule TSC to enhance the efficacy of radiation and chemotherapy:
    - Glioblastoma brain cancer; Phase 2 successfully completed, with 380% 2-year survival improvement in inoperable patients; Granted Orphan Drug Designation
    - Metastatic brain cancer; Granted Orphan Drug Designation
    - Metastatic pancreatic cancer; Phase 2 program design guided by FDA and world experts
- Other Phase 2-ready hypoxia-related follow-on indications, supported by compelling clinical and preclinical data:
    - Stroke, in cooperation with UCLA
    - Peripheral arterial disease; Phase 2 study successfully completed
    - Myocardial infarction and emergency medicine
    - Respiratory diseases, including COPD
    - Neurodegenerative diseases
- IP patent portfolio protection through 2031 (including expected extensions)
- Experienced management, directors, advisors and key investors

Diffusion Pharmaceuticals Inc.

Better Treatments for Cancer

David Kalergis, CEO
dkalergis@diffusionpharma.com

May 19, 2017
www.diffusionpharma.com